Exhibit 99.1

Endurance Specialty Holdings

Investor Presentation

September 30, 2015

Exhibit 99.1

Forward Looking Statements and Regulation G Disclaimer

Safe Harbor for Forward Looking Statements

Some of the statements in this presentation may include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words “should, “expect, “intend, “plan, “believe, “project, “anticipate, “seek, “will, and similar statements of a future or forward-looking nature identify forward-looking statements in this presentation for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ materially from those indicated in the forward-looking statements. These factors include, but are not limited to, the effects of competitors pricing policies, greater frequency or severity of claims and loss activity, changes in market conditions in the agriculture insurance industry, termination of or changes in the terms of the U.S. multiple peril crop insurance program, a decreased demand for property and casualty insurance or reinsurance, changes in the availability, cost or quality of reinsurance or retrocessional coverage, our inability to renew business previously underwritten or acquired, our inability to maintain our applicable financial strength ratings, our inability to effectively integrate acquired operations, uncertainties in our reserving process, changes to our tax status, changes in insurance regulations, reduced acceptance of our existing or new products and services, a loss of business from and credit risk related to our broker counterparties, assessments for high risk or otherwise uninsured individuals, possible terrorism or the outbreak of war, a loss of key personnel, political conditions, changes in insurance regulation, changes in accounting policies, our investment performance, the valuation of our invested assets, a breach of our investment guidelines, the unavailability of capital in the future, developments in the world_s financial and capital markets and our access to such markets, government intervention in the insurance and reinsurance industry, illiquidity in the credit markets, changes in general economic conditions and other factors described in our Annual Report on Form 10-K and for the year ended December 31, 2104 and Quarterly Report on Form 10-Q for the period ended September 30, 2015. Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation publicly to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Regulation G Disclaimer

In this presentation, management has included and discussed certain non-GAAP measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. For a complete description of non-GAAP measures and reconciliations, please review the Investor Financial Supplement on our web site at www.endurance.bm.

The combined ratio is the sum of the loss, acquisition expense and general and administrative expense ratios. Endurance presents the combined ratio as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. The combined ratio, excluding prior year net loss reserve development, enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Endurance_s results of underwriting activities in a manner similar to how management analyzes Endurance_s underlying business performance. The combined ratio, excluding prior year net loss reserve development, should not be viewed as a substitute for the combined ratio. Net premiums written is a non-GAAP internal performance measure used by Endurance in the management of its operations. Net premiums written represents net premiums written and deposit premiums, which are premiums on contracts that are deemed as either transferring only significant timing risk or transferring only significant underwriting risk and thus are required to be accounted for under GAAP as deposits. Endurance believes these amounts are significant to its business and underwriting process and excluding them distorts the analysis of its premium trends. In addition to presenting gross premiums written determined in accordance with GAAP, Endurance believes that net premiums written enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Endurance_s results of underwriting activities in a manner similar to how management analyzes Endurance_s underlying business performance. Net premiums written should not be viewed as a substitute for gross premiums written determined in accordance with GAAP. Return on Equity (ROE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances by quarter for stated periods. The Company presents various measures of Return on Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.

Endurance Has Strong Foundation to Build on

Strong balance sheet, diversified portfolio and robust infrastructure

Strong Balance Sheet and Capital

“A ratings from A.M. Best and S&P

$5.7 billion of total capital and shareholders equity of $4.8 billion as of September 30, 2015.

Conservative, short-duration, AA- rated investment portfolio

Prudent reserves that have historically developed favorably since our inception

Diversified and efficient capital structure

Since inception, returned nearly $2.1 billion to investors through dividends and share repurchases

Diversified Portfolio of Businesses

Gross premiums written of $3.2 billion on a trailing 12 month basis

Montpelier business to be renewed in 4Q15 and 2016 expected to increase gross premiums written

Book of business contains insurance and reinsurance exposures as well as short tail and long tail lines

Proven leader in the U.S. agriculture insurance industry

Focus on specialty lines of business, with market recognized, industry- leading talent

Strategic Initiatives

Substantially expanded global underwriting and leadership talent

Optimized balance of insurance and reinsurance portfolios to lower volatility and improve profitability

Increased strategic purchases of reinsurance and retrocession to support growth and manage cycle

Streamlined support operations to generate significant savings to fund underwriting additions

Financial results beginning to reflect the impact of transformation initiatives

Strong and seasoned franchise

Inception to date operating ROE of 10.8%

10 year book value per share plus dividends CAGR of 12.4%

Continuous improvement in performance and market positioning

We Have Transformed Our Specialty Insurance and Reinsurance Businesses

Starting in 2013 we rebalanced our insurance and reinsurance portfolios while expanding our global underwriting talent to enhance our positioning and relevance in the market

Larger book of business with lower volatility and improved return characteristics

Restructured operations

Streamlined leadership and operations to create efficiencies

Restructured business

Withdrawal from unprofitable lines and accounts

Management of limits

Strategic purchases of reinsurance and retrocessional coverages

Improved underwriting talent

Attracted and retained teams of high quality underwriters

Expanded underwriting and product capabilities in insurance and reinsurance specialty lines

Newly added teams are generating strong premium flows with improved margins

Expanding our international operations

Launched London based international insurance operation in 2014 and added

Lloyd_s franchise in

2015

Zurich based marine and energy reinsurance team started in August 2014

Expanded catastrophe reinsurance presence in Singapore

The core of our underwriting leadership and talent is now in place. Our goal is to produce a more consistent level of profitability while reducing volatility in order to deliver excellent sustainable results for our shareholders.

We Completed the Acquisition of Montpelier in the Third Quarter of 2015

The acquisition was immediately accretive to ROE, EPS and book value per share

Strategically and Financially Attractive

Strong Financial Benefits

Greater than $70 million of expected annual expense synergies

Profitable in force portfolio; 70% expected to be retained

Enhanced Distribution

Adds established Lloyd_s franchise

Creates ability to leverage current

London underwriters into Lloyd_s distribution

Scale and Market Relevance

Strengthens Endurance_s position in the global marketplace

Larger more relevant catastrophe portfolio

Increased ENH shareholders equity by $1.6 billion

Enhanced client and broker relationships

Alternative capital

Blue Capital adds third party capital management expertise

Increases product offerings and provides greater capital flexibility and leverage

Attractive fee income stream

The integration of Montpelier was immediate and completed within weeks of closing the transaction. All employees are externally focused and able to take advantage of our enhanced and more relevant place in the market.

Insurance Gross Premiums Written

Specialty Insurance Strategic Direction Scale, Balance and Diversification

Expanded underwriting talent, refocused underwriting, rebalanced portfolio and improved positioning and relevance in the global market

Rebalancing

Paired With

Specialty Growth

2012 3Q2015*

$1.4B $2.0B

Bermuda 9%

Bermuda 14% Agriculture 43%

Agriculture 63%

U.S.

Specialty U.S.

23% Specialty

37%

London

11%

• Improved market presence over the last 3 years through hiring of nearly 150 world class specialty underwriters in the U.S and London Increased market relevance with expanded geographies and more diversified product offering including: U.S. (primary and excess casualty, inland and ocean marine, numerous professional liability classes, E&S property and commercial property) and London (energy, property, professional lines and newly acquired Lloyd_s operation)

Rebalanced portfolio by managing limits and by reducing unprofitable classes of business

* Based on a trailing 12 month basis and does not include Montpelier business written prior to acquisition

Reinsurance Strategic Direction Portfolio Enhancement

Enhanced profitability by recruiting top flight underwriting talent, developing strategic partnerships with key clients and brokers, and improving underwriting and risk selection

* Based on a trailing 12 month basis and does not include Montpelier business written prior to acquisition

Rebalancing Paired With Specialty Growth

Reinsurance Gross Premiums Written

2012 3Q2015*

$1.1B $1.3B

Casualty

14% Catastrophe 25%

Casualty 19% Catastrophe 34%

Specialty 24%

Specialty 11%

Professional 5%

Property 17%

Property 31% Professional 20%

• Expanded specialty focus through hiring of industry leading specialty teams in Trade Credit and Surety, Marine and Energy and Agriculture

Improved balance and profit potential through re-underwriting with deliberate non-renewals in business that that no longer met our profit targets

Consolidation of Montpelier_s and Endurance_s catastrophe portfolios improves market position and portfolio balance

Enhanced leadership team and hired highly regarded North American team of underwriters

Significantly expanded profitable U.S. casualty and professional lines quota share business

Portfolio Diversified by Product, Distribution Source and Geography

The transformation of Endurance has expanded product and geographic diversification

3Q2015* Gross Premiums Written: $3.2 Billion



Insurance (61%)
Reinsurance (39%)
Global Catastrophe 10%
Americas Property Catastrophe
Asia Property Catastrophe
Europe Property Catastrophe
Workers Compensation Catastrophe
Europe P&C - 3%
Asia P&C - 1%
North America 16%
Casualty
Professional Liability
Property Per Risk
Small Business
Surety
Clash
Global Specialty 9%
Aviation & Space
Marine & Energy
Agriculture (International)
Trade Credit, Surety and Political Risk
Structured Reinsurance
Weather
Personal Accident
Bermuda 5%
Healthcare
Excess Casualty
Professional Lines
U.S. Specialty 22%
Professional Lines
Property
Primary and Excess Casualty
Miscellaneous E&O
Healthcare
Ocean/Inland Marine
Surety
International 7%
Property
Professional Lines
Energy
Agriculture 27%
U.S. Sponsored Multi Peril Crop Insurance (MPCI)
Hail and other named peril covers

8

Endurance

* Based on a trailing 12 month basis and does not include Montpelier business written prior to acquisition

Endurance_s Financial Results

Diluted book value per common share has grown strongly

Growth in Diluted Book Value Per Common Share ($)

From December 31, 2001 September 30, 2015

$80

$70 13.26

12.21

$60 10.85

7.13 9.57

8.33

$50

6.13

$40

4.13 5.13

$30 1.13 3.13 61.33 65.02

0.32 55.18

52.74 50.56 52.88

2.13

44.61

$20

35.05 33.06

27.91 28.87

21.73 24.03 23.17

$10 19.37

$0

2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 3Q15

Book Value Per Share Cumulative Dividends

Significant Impacts to Book Value

2005 Hurricanes Katrina, Rita and Wilma

2008 Credit crisis and related impact of marking assets to market

2009 Post crisis asset recovery

2011 High frequency of global catastrophes

2012 Superstorm Sandy and Midwest drought

Excellent Financial Strength and Risk Based Capital Position

Strong flexibility to pursue value enhancing growth initiatives

Excellent Financial Strength with Diversified Capital Base*



$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
[$ Millions]
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 3Q15
1,645 1,863 1,673 2,098 2,312 2,007 2,587 2,648 2,181 2,281 2,457 2,755 4,367
200 200 200 200 200 200 430 430 430 430 430
103 391 447 447 449 447 448 528 528 527 527 528 915
Common Equity
Preferred Equity
Debt

Significantly Reduced Catastrophe Exposures**



Largest 1 in 100 PML as a % of Shareholders' Equity
30%
25%
20%
15%
10%
5%
0%
1/1/11 7/1/11 1/1/12 7/1/12 1/1/13 7/1/13 1/1/14 7/1/14 1/1/15 7/1/15

Endurance has significantly expanded its risk based capital position through strong results, prudent catastrophe risk management and leverage of reinsurance market while also returning over $2.1 billion to shareholders since inception through share repurchases and dividends. We maintain excellent financial strength and flexibility to pursue our strategic objectives and profitably grow our business for the benefit of our shareholders.

* Capital base as of 3Q15 does not include repayment of $200 million principal amount of senior notes in October 2015.

** Net PML estimates include the combined Endurance and Montpelier exposures as of 7/1/2015.

10

Endurance

Conservatively Positioned Investment Portfolio

Endurance maintains a high quality, short duration investment portfolio

Investment Portfolio Highlights

Fixed maturity portfolio duration is 2.63 years in order to balance investment yield and interest rate risk

Investment quality (AA- average) has remained high as the portfolio is conservatively managed in a challenging economy

40.8% of investments are cash/short term or US backed

Minimal exposure to sovereign debt or bank debt of European peripheral countries

Increased allocations to non-core fixed income to diversify portfolio, improve return potential and reduce interest rate risk

Other investments of $842.4 million consist of alternative funds (88.7%) and specialty funds (11.3%)

Alternative funds predominantly include hedge funds; complemented with some private equity funds and funds on deposit with Lloyds. Hedge funds are mostly a balanced mix of credit and equity oriented strategies.

Specialty funds include high yield loan funds

Montpelier investment portfolio fully integrated into

Endurance_s asset management framework

$8.9 Billion Investment Portfolio at September 30, 2015

Municipals and Foreign

Government

Cash and

2.1%

Other Short Term

Investments 17.3%

9.5%

Equities

5.6%

U.S. Government /

and U.S. Government

Asset Backed and Backed 23.5%

Non Agency Mortgage

Backed 20.9%

Corporate

Securities

21.1%

Conclusion

Endurance is a compelling investment opportunity

Endurance has undergone a fundamental transformation to improve profitability and enhance market relevance

Since John Charman joined Endurance in mid 2013 as Chairman and CEO Endurance has meaningfully expanded its global specialty insurance and reinsurance capabilities

Endurance has rebalanced its insurance and reinsurance portfolios to lower volatility and improve profitability

Benefits started to emerge in 2014 and have continued throughout 2015

Endurance maintains excellent balance sheet strength and liquidity

Capital levels meaningfully exceed rating agency minimums, providing support for growth

High quality investment portfolio; fixed maturity investments have an average credit quality of AA-

Prudent reserving philosophy and strong reserve position; strong, consistent history of favorable development

While market conditions are increasingly competitive, the outlook for Endurance remains attractive

Industry leading specialty underwriting talent driving growth and improved underwriting and risk selection; accident year loss ratios improved in both segments during 2014 and have remained relatively stable year to date in 2015

Active management of exposures and reinsurance purchases has reduced expected portfolio volatility

Expanded footprint of our specialty insurance and reinsurance franchise is improving market presence and relevance

Montpelier acquisition provides compelling value to Endurance_s shareholders

New strategic capabilities with increased scale and market presence

Enhanced combined balance sheet and capital position

Business integrated with immediate effect

Appendix

Overview of ARMtech

Overview of ARMtech

ARMtech has been a strong contributor to Endurance since its acquisition

Multi Peril Crop Insurance (MPCI) is an insurance product regulated by the USDA that provides farmers with yield or revenue protection Offered by 18 licensed companies Pricing is set by the government and agent compensation limits are also imposed—no pricing cycle exists Reduced downside risks due to Federally sponsored reinsurance and loss sharing

Agriculture insurance provides strong return potential, diversification in Endurance_s portfolio of (re)insurance risks and is an efficient user of capital ARMtech is a leading specialty crop insurance business

Approximate 8% market share in MPCI (with estimated 201,000 total agriculture policies in force) and is 5th largest of 18 MPCI industry participants MPCI 2015 crop year* estimated gross written premiums of $783 million and $78 million of Crop/Hail Portfolio is well diversified by geography and by crop ARMtech was founded by software developers and has maintained a strong focus on providing industry leading service through leveraging technology

Endurance purchased ARMtech in December 2007 at a purchase price of approximately $125 million

ARMtech has grown MPCI policy count by 66.0% since 2007

* 2015 crop year is defined as July 1, 2014 through June 30, 2015

ARMtech is a Leader in Crop Insurance

ARMtech's focus on technology and service has allowed it to steadily grow its business



Written Premiums and Policy Counts by Crop Year
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
[$ Millions]
220
200
180
160
140
120
100
80
60
40
20
0
[Policy Count in '000's]
106
103
98
108
134
134
140
244
187
378
220
363
157
372
276
526
332
488
380
534
337
469
350
433
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015*
Crop Hail and LRP Premium
Retained MPCI Premium**
Ceded MPCI Premium
Policy Count [000's]

Using technology and service to expand premiums

- ARMtech has built a market leading specialty crop insurance business through its focus on offering excellent service supported by industry leading technology.
- MPCI policy count has grown 66.0% over the past seven years in a line of business not subject to the property/casualty pricing cycle.
- ARMtech is a leader in using technology to deliver high quality service and to satisfy the intense compliance and documentation standards imposed on the industry by the U.S. Federal Government.
- 2014 and 2015 industry premiums impacted by declines in commodity prices

ARMtech has demonstrated its ability to grow market share and premiums over time through its leading edge technology and superior delivery of service and compliance.

16

* Estimated 2015 crop year premiums and policy count

** Reflects cessions to the Federal Government as part of the MPCI Program and not third party reinsurance purchases

Endurance

ARMtech is Increasing Market Share and Geographic Diversification

2012 through 2015 were very strong marketing years for ARMtech



MPCI Net Written Premiums
by Crop Year and State Grouping *,***
[$ Millions]
$600
$500
$400
$300
$200
$100
$0
2007
2008
2009
2010
2011
2012
2013
2014
2015**
62.5
126.2
52.0
100.5
202.3
68.8
104.6
189.9
58.8
77.2
200.6
82.2
129.9
257.1
131.8
149.9
228.1
105.1
163.4
265.5
99.4
136.4
217.4
108.0
115.7
223.4
88.3
Group One States
Group Two States (Excl. Texas)
Texas
Group Three States

Estimated 2015 Net Written Crop Year Premiums

- 2015 estimated crop year MPCI net written premiums of $433.3 million*** are 7.6% lower than crop year 2014
  - Commodity prices for spring crops declined 14% on average compared to a year ago
  - Estimated policy count growth of approximately 10.4%
- The portfolio of 2015 crop risk is balanced by crop and geography
- Purchased excess of loss reinsurance to reimburse for losses from 90% to 95% on MPCI portfolio as well as 90% quota share for crop hail products
- The decline in estimated 2015 crop year MPCI net written premiums is principally due to declines in crop commodity prices and increased cessions to the federal government and third parties, partially offset by increased policy counts and new products

ARMtech continues to focus on diversifying its business geographically while managing its exposure to Texas through active use of available reinsurance protections.

* Group One States – IL, IN, IA, MN, NE
Group Two States – States other than Group One and Group Three states
Group Three States – CT, DE, MA, MD, NV, NH, NJ, NY, PA, UT, WY, WV

** Estimated 2015 crop year premiums

*** Reflects cessions to the Federal Government as part of the MPCI Program, but not third party reinsurance purchases

17

Endurance

Agriculture Insurance is Not Correlated with the P&C Cycle

FCIC reinsurance lowers volatility

Historic MPCI Crop Year Loss Ratio Results

(Pre and Post Federal Reinsurance)

[Base and Net of FCIC Loss Ratio History]

240%

220%

200%

180%

160%

140%

120%

100%

80%

60%

40%

20%

0%

2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

Est.

Gross L/R Group 1 States Gross L/R Group 2 States

Gross L/R Group 3 States Gross L/R Texas

Avg. Net L/R Net L/R All States

Stable Results in Volatile Times

While individual states can produce large loss ratios, the U.S. Federal reinsurance program has historically reduced loss ratio volatility.

ARMtech_s business has historically produced stable profits over time after reflecting the reinsurance terms set out in the current standard crop reinsurance agreement

Historic average loss ratio post U.S. Federal cessions has been 83.1% (adjusted for the 2011 Federal reinsurance terms)

The best year was 2007 with a 69.8% net loss ratio and the worst was 2012 with a 104.0% net MPCI loss ratio

ARMtech_s current expense run rate after the A&O subsidy is approximately 8%

While individual states can produce highly varied gross loss ratios on a year to year basis, the U.S. Federal reinsurance program has historically mitigated that volatility and leaves ARMtech with a business which is not correlated to the traditional P&C pricing cycle and has high risk adjusted return potential.

Overview of ARMtech

ARMtech_s recognition of premiums and earnings are influenced by growing seasons

Seasonality of MPCI Business

First Quarter Second Quarter Third Quarter Fourth Quarter

Recognition of 10%—15% 20%—25% 5%—10%

60%—65% Spring crop Spring crop acreage

annual written Winter crop

Spring crops adjustments due to report adjustments

premiums actual cessions Winter crops adjustments

Recognition of 10%-15% 25%—30% 30%—35% 25%—30%

Driven by spring

annual earned Largely driven by Largely driven by Largely driven by crops and winter

premiums winter crops crops spring crops spring crops

Setting of base prices Setting of base prices

Commodity for spring crops Harvest price for winter crops Harvest price

(forward commodity determined for(forward commodity determined for spring price setting price for fourth winter crops price for second crops quarter) quarter)

Harvest Harvest of winter Harvest of spring

crops crops

Geographic Diversification of Crop Insurance Business

ARMtech maintains a geographically diversified portfolio of risk

ARMtech_s 2015 Estimated Crop Year MPCI Net Written Premiums

2.3%

6.0%

1.1%

6.6% 0.7%

0.5% 4.1%

1.1% 0.8%

8.9%

5.4%

1.9% 3.9% 1.3%

3.3%

0.2% 2.0% 3.5% 3.3%

0.4% 1.7% 2.5% 0.7%

1.3%

4.0% 1.8%

20.4% 3.5% 1.4%

0.8%

3.4%

Diversification of Crops Within ARMtech_s Portfolio

Underwritten risks diversified by geography and commodity type

ARMtech_s 2015 Estimated Crop Year MPCI Net Written Premiums

Grain Sorghum 3.7% Iowa 6.0%

Citrus, Nursery & Orange Trees—2.2% Nebraska 3.8%

Other Crops Corn

Apples 1.9% Minnesota 2.7%

(22.1%)(30.7%)

Pasture, Rangeland, Forage 1.6% Indiana 2.4%

Peanuts 1.7% South Dakota 2.2%

Tobacco 1.0% Missouri 1.7%

Dry Beans 0.8% Texas 1.7%

Barley 0.8% North Dakota 1.6%

Potatoes 0.7% Illinois 1.4%

Rice 0.5% Colorado 1.2%

All other crops 7.2% Kentucky 1.0%

Ohio 0.7%

Texas 3.6% Wheat Mississippi 0.7%

Colorado 1.5%(12.4%) Tennessee 0.6%

North Dakota 1.5% Kansas 0.5%

Kansas 0.8% South Carolina 0.4%

Oklahoma 0.7% Wisconsin 0.4%

Minnesota 0.7% Soybeans Cotton Maryland 0.3%

All other states 3.6%(21.0%)(13.8%) All other states 1.4%

Iowa 2.9% Tennessee 1.3% Texas 10.0%

Minnesota 2.4% Missouri 1.1% Georgia 1.4%

Mississippi 2.1% South Dakota 0.9% Alabama 0.6%

Kentucky 1.6% Arkansas 0.7% Missouri 0.6%

Indiana _1.5% Ohio 0.6% Mississippi 0.5%

North Dakota 1.4% Illinois 0.5% South Carolina 0.5%

Nebraska 1.3% All other states 2.7% All other states 0.2%

Agriculture Insurance Contains Four Layers of Risk Mitigation

Farmers retention, ceding premiums to the U.S. Federal Government, limitations on losses and gains and purchase of stop loss protection

2015 Crop Year Gross Liability

66.9% of risk retained by ARMtech

33.1% of first dollar risk retained by farmers

45.0% of MPCI Premiums Ceded to U.S. Federal Government

Assigned Risk Fund Commercial Fund

_Higher Risk Policies            Lower Risk Policies_

Loss Sharing

(% of loss retained by Loss Ratio Loss Ratio Group 1 States Group 2 & 3 States

ARMtech within each 100—160 7.5% 100—160 65.0% 42.5%

applicable band when 160—220 6.0% 160—220 45.0% 20.0%

the loss ratio is above 100%.) 220—500 3.0% 220—500 10.0% 5.0%

Gain Sharing

(% of gain retained by Loss Ratio Loss Ratio Group 1 States Group 2 & 3 States

ARMtech within each 65—100 22.5% 65—100 75.0% 97.5%

applicable band when 50—65 13.5% 50—65 40.0% 40.0%

the loss ratio is below 100%.) 0—50 3.0% 0—50 5.0% 5.0%

14.2% of 2015 Crop Year NWP 85.8% of 2015 Crop Year NWP

ARMtech Has Grown Market Share Over Time

Superior service and technology have driven growth in stable market

% Change in

Crop Year Market Share Market Share

MPCI Certified Companies (Owners) 2014 2013 2012 2011 2010 2009 2008 2007 2007—2014

Rain and Hail (ACE)(1) 19.9% 20.8% 21.3% 21.8% 22.6% 24.3% 24.1% 25.0% -5.1%

Rural Community Insurance Co. (Wells Fargo) 19.1% 20.6% 22.1% 21.8% 22.9% 24.7% 25.2% 25.1% -6.0%

NAU Country Insurance Company (QBE)(1) 13.3% 13.1% 13.3% 14.8% 14.4% 13.7% 13.8% 13.3% 0.0%

Great American Insurance Co. (American Fin. Group) 8.5% 8.5% 8.5% 8.7% 8.7% 9.1% 10.1% 10.6% -2.2%

American Agri-Business Ins. Co. (Endurance) 8.0% 7.7% 7.4% 6.7% 7.0% 6.5% 5.7% 5.9% 2.1%

Farmers Mutual Hail Ins . of Iowa (1) 7.7% 8.0% 7.6% 7.8% 8.0% 7.7% 7.3% 7.0% 0.7%

CGB Insurance Co. (CGB Diversified Services) 5.3% 4.6% 4.0% 2.7% 2.0% 1.2% 1.2% 1.1% 4.1%

Producers Ag Ins . Co. (HCC) 5.1% 4.9% 5.5% 6.4% 6.3% 5.3% 5.2% 4.8% 0.3%

Agrinational Insurance Company (Agriserve—ADM) 3.8% 3.1% 2.5% 2.1% 1.5% 0.9% 1.0% 1.1% 2.7%

Hudson Insurance Company (Fairfax)(1) 2.3% 2.0% 1.6% 1.2% 1.2% 0.8% 0.6% 0.4% 1.9%

Heartland (Everest) 1.8% 2.4% 2.3% 2.4% 3.0% 3.4% 3.3% 3.2% -1.5%

AgriLogic (Occidental Fire & Casualty Co.) 1.3% 1.6% 1.8% 1.4% 0.1% 0.0% 0.0% 0.0% 1.3%

American Agricultural Ins . Co. (Amer Farm Bureau) 1.1% 1.2% 1.3% 1.3% 1.3% 1.4% 1.4% 1.2% 0.0%

Country Mutual Insurance Company 0.8% 0.9% 0.9% 0.9% 1.0% 1.1% 1.2% 1.4% -0.5%

Global Ag (XL Reins .) 0.8% 0.4% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.8%

International Ag (Starr Indemnity) 0.6% 0.3% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.6%

Climate Corp (Atlantic Specialty Ins . Co.) 0.5% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.5%

Crop Pro (Technology Insurance Company) 0.1% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.1%

Source National Crop Insurance Services (NCIS)

(1) Crop Year Market Share was increased to reflect the acquisition of a company between 2007 and 2014.

Other Miscellaneous Information

Probable Maximum Loss by Zone and Peril

Largest 1 in 100 year PML as of July 1, 2015 is equal to 12.3% of Shareholders' Equity as of September 30, 2015

		Estimated Occurrence Net Loss as of July 1, 2015					July 1, 2014	July 1, 2013
Zone	Peril	10 Year Return Period	25 Year Return Period	50 Year Return Period	100 Year Return Period	250 Year Return Period	100 Year Return Period	100 Year Return Period
United States	Hurricane	$259	$373	$500	$591	$730	$284	$350
Europe	Windstorm	134	229	308	505	689	345	331
California	Earthquake	44	145	350	411	519	250	284
Japan	Windstorm	51	117	143	156	192	158	230
Northwest U.S.	Earthquake	—	5	40	111	193	91	89
Japan	Earthquake	18	156	255	332	448	163	137
United States	Tornado/Hail	69	103	128	153	184	78	89
Australia	Earthquake	1	13	50	126	204	121	87
New Zealand	Earthquake	2	9	21	45	102	35	23
Australia	Windstorm	10	30	61	105	159	88	58
New Madrid	Earthquake	—	—	—	11	107	6	7

The net loss estimates by zone above represent the combined Endurance and Montpelier exposure as of July 1, 2015. The net loss estimates by zone represent estimated losses related to our property, catastrophe and other specialty lines of business, based upon our catastrophe models and assumptions regarding the location, size, magnitude, and frequency of the catastrophe events utilized to determine the above estimates. The net loss estimates are presented on an occurrence basis, before income tax and net of reinsurance recoveries and reinstatement premiums, if applicable. Return period refers to the frequency with which the related size of a catastrophic event is expected to occur.

Actual realized catastrophic losses could differ materially from our net loss estimates and our net loss estimates should not be considered as representative of the actual losses that we may incur in connection with any particular catastrophic event. The net loss estimates above rely significantly on computer models created to simulate the effect of catastrophes on insured properties based upon data emanating from past catastrophic events. Since comprehensive data collection regarding insured losses from catastrophe events is a relatively recent development in the insurance industry, the data upon which catastrophe models is based is limited, which has the potential to introduce inaccuracies into estimates of losses from catastrophic events, in particular those that occur infrequently. In addition, catastrophe models are significantly influenced by management's assumptions regarding event characteristics, construction of insured property and the cost and duration of rebuilding after the catastrophe. Lastly, changes in Endurance's underwriting portfolio risk control mechanisms and other factors, either before or after the date of the above net loss estimates, may also cause actual results to vary considerably from the net loss estimates above. For a listing of risks related to Endurance and its future performance, please see "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2014 and in our most recently filed Quarterly Report on Form 10-Q.

25

Endurance

Third Quarter 2015 Highlights

Results were driven by strong underwriting margins supported by light catastrophe losses and favorable development

Book value per common share, adjusted for dividends, expanded 3.2% during third quarter 2015

Net income attributable to common shareholders of $43.6 million which included one-time transaction and integration expenses related to the Montpelier acquisition of $64.0 million

Improved loss ratios in agriculture insurance with relatively stable accident year loss ratios across remaining products

General and administrative expenses were lower due to expense management and increased ceding commissions

Light catastrophe activity

Gross written premiums of $642.6 million were 2.6% higher than third quarter 2014

Insurance gross written premiums of $448.6 million were 6.7% higher than third quarter 2014

Strong growth in our U.S. specialty and London operations as underwriting investments made over the last

30 months is attracting new business was partially offset by reduced agriculture insurance premiums driven by lower commodity prices.

Reinsurance gross written premiums of $194.0 million declined 5.7% compared to third quarter 2014

Growth within casualty and professional lines was offset by declines within property, catastrophe and specialty lines.

Net written premiums decreased 13.7% compared to third quarter 2014 due to the purchase of significant reinsurance/retrocessional protection.

Completed acquisition and integration of Montpelier

Financial Results for Third Quarter 2015 and 2014

Financial highlights

Sep. 30, Sep. 30, $%

$MM (except per share data and %) 2015 2014 Change Change

Net premiums written 336.7 390.1(53.4) -13.7%

Net premiums earned 557.0 514.9 42.1 8.2%

Net investment income 16.5 25.4(8.9) -35.0%

Net underwriting income 142.0 64.4 77.6 120.5%

Net income to common shareholders 43.6 68.0(24.4) -35.9%

Operating income to common 111.6 65.5 46.1 70.4%

shareholders*

Fully diluted net income EPS 0.73 1.52(0.79) -52.0%

Fully diluted operating income EPS* 1.87 1.46 0.41 28.1%

Key operating ratios

Sep. 30, 2015 Sep. 30, 2014

Operating ROE (annualized)* 12.3% 9.8%

Net loss ratio 47.4% 56.4%

Acquisition expense ratio 16.2% 18.1%

General and administrative expense ratio* 12.8% 15.7%

Combined ratio* 76.4% 90.2%

Diluted book value per share $65.02 $59.98

*Excludes $64.0 million of one-time expenses related to the acquisition of Montpelier

Gross Written Premiums for Third Quarter and First Nine Months of 2015 and 2014

Insurance Segment

In $MM Sep. 30, 2015 Sep. 30, 2014 $ Change% Change YTD Sep. 30, 2015 YTD Sep. 30, 2014 $ Change% Change

Casualty and other specialty 128.5 115.9 12.6 10.9% 375.2 291.6 83.6 28.7%

Agriculture 156.1 188.0 -31.9 -17.0% 785.1 796.4 -11.3 -1.4%

Professional lines 80.1 62.6 17.5 28.0% 231.6 176.1 55.5 31.5%

Property, marine and energy 83.8 53.8 30.0 55.8% 261.8 130.1 131.7 101.2%

Total insurance 448.5 420.3 28.2 6.7% 1,653.7 1,394.2 259.5 18.6%

Reinsurance Segment

In $MM Sep. 30, 2015 Sep. 30, 2014 $ Change% Change YTD Sep. 30, 2015 YTD Sep. 30, 2014 $ Change% Change

Professional lines 31.7 21.5 10.2 47.4% 209.8 131.3 78.5 59.8%

Casualty 42.8 23.4 19.4 82.9% 149.0 139.3 9.7 7.0%

Catastrophe 40.7 47.2 -6.5 -13.8% 304.9 332.2 -27.3 -8.2%

Property 53.4 73.8 -20.4 -27.6% 209.7 283.1 -73.4 -25.9%

Specialty 25.4 39.9 -14.5 -36.3% 278.1 193.1 85.0 44.0%

Total reinsurance 194.0 205.8 -11.8 -5.7% 1,151.5 1,079.0 72.7 6.7%

In Millions

Financial Overview: Inception to Date Financial Performance

Financial highlights from 2002 through September 30, 2015

In $MM	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	YTD 3Q15	Inception to date
Net premiums written	765	1,598	1,697	1,619	1,586	1,575	1,784	1,606	1,764	1,980	2,029	2,049	1,934	1,661	23,647
Net premiums earned	369	1,174	1,633	1,724	1,639	1,595	1,766	1,633	1,741	1,931	2,014	2,016	1,864	1,405	22,504
Net underwriting income (loss)	51	179	232	-410	304	322	111	265	195	-252	-48	195	255	306	1,705
Net investment income	43	71	122	180	257	281	130	284	200	147	173	166	132	91	2,277
Net income (loss) before preferred dividend	102	263	356	-220	498	521	100	555	365	-94	163	312	348	245	3,514
Net income (loss) available to common shareholders	102	263	356	-223	483	506	85	539	349	-118	130	279	316	220	3,287
Diluted EPS	$1.73	$4.00	$5.28	($3.60)	$6.73	$7.17	$1.33	$9.00	$6.38	($2.95)	$3.00	$6.37	$7.06	$4.39	$55.89

Key Operating Ratios	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	YTD 3Q15	Inception to date
Combined ratio	86.2%	84.7%	85.8%	123.5%	81.5%	79.9%	93.5%	84.0%	88.7%	112.9%	102.3%	90.2%	86.0%	85.6%	93.3%
Operating ROE	7.8%	17.3%	19.9%	(11.9%)	25.7%	23.8%	8.5%	22.0%	12.6%	(6.3%)	2.4%	11.9%	11.7%	12.4%*	10.8%
Book value per share	$21.73	$24.03	$27.91	$23.17	$28.87	$35.05	$33.06	$44.61	$52.74	$50.56	$52.88	$55.18	$61.33	$65.02	

* Excludes $68.5 million of one-time expenses related to the acquisition of Montpelier